NRG Energy, Inc.: Transforming The Business of Wholesale Power Generation Lehman Brothers 2006 CEO Energy/Power Conference New York, New York September 5-8, 2006

Safe Harbor Statement This Investor Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to certain risks, uncertainties and assumptions and typically can be identified by the use of words such as "expect," "estimate," "should," "anticipate," "forecast," "plan," "guidance," "believe" and similar terms. Such forward-looking statements include our adjusted EBITDA and cash flow operations guidance, expected earnings, future growth and financial performance, our comprehensive repowering initiative and growth drivers, our acquisition, hedging and repowering strategy, expected benefits and EBITDA improvements of the FORNRG initiatives, and expected benefits and timing of the capital allocation program. Although NRG believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated above include, among others, general economic conditions, hazards customary in the power industry, weather conditions, competition in wholesale power markets, the volatility of energy and fuel prices, failure of customers to perform under contracts, changes in the wholesale power markets, changes in government regulation of markets and of environmental emissions, the condition of capital markets generally, our ability to access capital markets, unanticipated outages at our generation facilities, our ability to convert facilities to use western coal successfully, adverse results in current and future litigation, failure to identify or successfully implement acquisitions and repowerings, the inability to implement value enhancing improvements to plant operations and companywide processes, our ability to realize value through our hedging strategy, our ability to achieve the benefits from the NRG Texas and WCP integration efforts, our ability to close the sales of the Australia assets as described herein, and our ability to achieve the expected benefits of the capital allocation program. NRG undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The adjusted EBITDA, cash flow from operations and free cash flow guidance is an estimate as of August 1, 2006 and is based on assumptions believed to be reasonable as of that date. NRG disclaims any current intention to update such guidance from August 1, 2006. The foregoing review of factors that could cause NRG's actual results to differ materially from those contemplated in the forward-looking statements included in this Investor Presentation should be considered in connection with information regarding risks and uncertainties that may affect NRG's future results included in NRG's filings with the Securities and Exchange Commission at www.sec.gov.

Agenda Update on NRG Current Performance Going Forward Q&A

NRG Update Since the Lehman Brothers Power/Energy Conference in September 2005, NRG has: What a Difference a Year Makes! Doubled its domestic baseload generation capability through the acquisition of NRG Texas Increased its annual estimated economic EBITDA by more than double to $1.5 billion and annual FCF by $1.1 billion (2005 to 2006) Recapitalized its balance sheet entirely Initiated a $16 billion/10,500MW Repowering initiative Enhanced its baseload hedging strategy Solved the credit support question Begun to address and mitigate the carbon issue Announced a $750 million share buyback program

Portfolio with Scale and Diversity South Central Western Northeast Texas Combined Scale2 Gas 5,480 MW 50.9% Nuclear 1,101 MW 10.2% Coal 4195 MW 38.9% Gas 1,948 MW 100% Gas 906 MW 37.8% Coal 1,489 62.2% Oil 3,563 MW 50.1% Gas1 1,487 MW 20.9% Coal 2,065 MW 29.0% Gas 10,399 MW 45.6% Coal 7,764 MW 34.0% Oil 3,563 MW 15.6% Nuclear 1,101 MW 4.8% Asset scale and diversity of fuel and location provide value creation opportunities 1Includes Devon 10 reactivated June 29, 2006; 2Includes other North America capacity of 594 MW. For combined scale 2,831 MW (12.4%) is dual-fuel capable. Reflects only domestic generation capacity. MW data as of June 30, 2006

NRG Strategy: Multiple Growth Opportunities in Multiple Regions Reinvestment through repowering key assets (Repowering Initiative) Acquisitions which enhance our existing regional lineups (Texas Genco) Extracting maximum value from existing fleet (FORNRG, Enhanced Commercial Ops.) Our Customer Focus... Load serving entities in our core regions Willing to contract for their bulk generation needs at a price that factors in: Load variability Transmission constraints Fuel cost risks West South Central Northeast Texas Investments in complementary businesses (Railcars, Padoma Wind) ...Drives Our Asset Mix Regionally focused, multi-fuel Assets across the merit order Located around transmission constraints Ability to procure, transport and trade all of the commodities involved in our business Expanding and enhancing our core asset base through multiple growth strategies

Financial: Managing NRG for Cash 1 Guidance as of August 1, 2006; Adjusted for the sale of Australian assets 2 Cash Flow yield based on July 31, 2006 NRG common stock closing share price of $49.25 and projected 2006 free cash flows Cash Flow Yield of 16% contributes to...

Financial: Enhancing Liquidity ....Strong liquidity! Note: December balances are not restated for discontinued operations

FORNRG Initiatives Driving Additional Portfolio Value Targeting top quartile operating performance Target NRG Classic Operations Target NRG Corporate Target NRG Texas $35 $81 $122 $162 $200 $mm

Repowering Strategic Principles PPA-based not merchant Fuel mismatch, not spark spread play Greater barriers to entry with solid fuel plant Market has greater locational sophistication Brownfield price is advantaged over greenfield Strategic Principles Multi-regional, multi-fuel, multi-dispatch generation capacity at existing domestic sites that meet strict investment criteria

Fundamental building blocks to a successful repowering program Growth: Investment, even net of retirements, yields NPV returns in excess of cost of capital Repowering Fuel Prices: High gas prices, in particular, encourage a fuel mismatch play in gas dominated power markets Reserve Margins: supply shortfalls are expected in our core markets by 2008 Btu's Demand Supply Environmental: Sox, Nox, Hg and now Carbon. Solution is a mix of new capacity, environmental controls and more efficient technology Offtakers: Load-serving entities and their regulators and representatives are concerned about high and volatile wholesale prices Significant Market and Regulatory Signals Drive NRG Repowering Initiatives New Record Energy Demand Requests for Proposals

NRG's Carbon "PENTAGON" - Five Point Strategy Baseload Alternatives Carbon Hedge Increased Credibility Increased Credibility Carbon Hedge A program to address carbon's impact on all phases of NRG's business Policy Outreach Responsible Planning Phased, Certain Equal Treatment Carbon R&D "Test Bed" Sequestration Bioreactor IGCC First Mover Nuclear Expansion Wind Power

Adding Up the Growth Drivers Current Hedges/Current Baseload (does not include further upside from producer collars) Open Position/Current Baseload (Forward price as of 7/21/06) Capacity Payments (or equivalent) (PJM, NEPOOL, NY, no California) FORNRG (at 2010 target) Repowering Program Our Focus: Executing on the Visible Upside Est. Incremental EBITDA Potential $140 $360 - $520 $100 - $180 $??? $120 $720 - $960 Total: Looking Beyond 2006: NRG 2010 $MM

Objectives, Execution & Value Drivers

NRG

Financial

- **Maintain strong liquidity:** Over $2.0bn, including $972mm of unrestricted cash
- **Prudent balance sheet management:** Net debt-to- total capital ratio of 53%, within targeted range of 45% to 60%
- **Return capital to shareholders:**
  - Repurchased 20% of outstanding (12/04 and 8/05)
  - Program in place for another $750mm repurchase
- **Asset Optimization:** sold 20 assets and reduced debt by $1.4bn while increasing cash by approximately $672mm

Commercial Risk Management

- **Hedge long-term coal supply, with minimal price impacts:** Locked up transport 95% and commodity 81% through 2009
- **Actively manage excess emissions portfolio:** Optimize sales and purchases
- **Optimally hedge power sales:** Contracted/hedged 65%+ through 2009 with upside

Operational

- **Safety focus:** OSHA YTD July 2006 rate of 2.3 vs an annual 2005 average of 2.9, a 21% decrease
- **Improve unit performance & reliability:** YTD July 2006 EFOR at NRG Classic improved to 5.5%, a 36% reduction from comparable 2005 period EFOR of 8.6%

Environmental

- **Emissions reductions since 2002:** PRB conversions completed at Huntley and Dunkirk
- **ECONRG:** Comprehensive environmental plan, including a carbon mitigation strategy

Growth Drivers

- ***FOR*NRG:** Expanded to $200 million by 2009
- **Capacity markets:** Evolving market design allow for improved asset returns
- **Repowering initiative:** Driving incremental long term earnings and cash flow growth

NRG: Positioned for the future

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Question and Answers

Appendix: Reconciliations

Reg. G Reconciliation Appendix Table A-1: Net Debt to Total Capital Reconciliation Appendix Table A-1: Net Debt to Total Capital Reconciliation Appendix Table A-1: Net Debt to Total Capital Reconciliation Appendix Table A-1: Net Debt to Total Capital Reconciliation 30-June-06 30-June-06 Numerator Gross Debt 7,756 Total Cash 1,015 Net Debt 6,741 Denominator Net Debt 7,756 Mezzanine Preferred 1,138 Book Value of Equity 4,964 Capital 13,858 Net Debt to Capital 52.5%

Reg. G Reconciliation EBITDA and Adjusted EBITDA are nonGAAP financial measures. These measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. The presentation of Adjusted EBITDA should not be construed as an inference that NRG's future results will be unaffected by unusual or non-recurring items. EBITDA represents net income before interest, taxes, depreciation and amortization. EBITDA is presented because NRG considers it an important supplemental measure of its performance and believes debt-holders frequently use EBITDA to analyze operating performance and debt service capacity. EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are: • EBITDA does not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments; • EBITDA does not reflect changes in, or cash requirements for, working capital needs; • EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debts; • Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and • Other companies in this industry may calculate EBITDA differently than NRG does, limiting its usefulness as a comparative measure. Because of these limitations, EBITDA should not be considered as a measure of discretionary cash available to use to invest in the growth of NRG's business. NRG compensates for these limitations by relying primarily on our GAAP results and using EBITDA and Adjusted EBITDA only supplementally. See the statements of cash flow included in the financial statements that are a part of this presentation. Adjusted EBITDA is presented as a further supplemental measure of operating performance. Adjusted EBITDA represents EBITDA adjusted for reorganization, restructuring, impairment and corporate relocation charges, discontinued operations, and write downs and gains or losses on the sales of equity method investments; factors which we do not consider indicative of future operating performance. The reader is encouraged to evaluate each adjustment and the reasons NRG considers it appropriate for supplemental analysis. As an analytical tool, Adjusted EBITDA is subject to all of the limitations applicable to EBITDA. In addition, in evaluating Adjusted EBITDA, the reader should be aware that in the future NRG may incur expenses similar to the adjustments in this presentation.